COST OF SALES	12 Months Ended
Aug. 31, 2022
Disclosure Of Cost Of Sales [Abstract]
Cost of Sales
21.    COST OF SALES
Cost of sales is comprised of the cost of inventories sold during the year, shipping expenses, the production cost of late-stage biological assets that are disposed of, provisions for inventory that do not pass the Company’s quality assurance standards and obsolete products and packaging, and other production overhead.
During the year ended August 31, 2022, the Company recorded provisions in relation to excess and unsaleable inventories and biological assets as well as adjustments to net realizable value totaling $4,546 (August 31, 2021 - $19,904), which are detailed in Note 7.During the year ended August 31, 2022, the Company recorded $709 (August 31, 2021 - $8,063) in charges for unabsorbed fixed overhead related to reduced production volumes.